                                                                   Exhibit 10.14

                      RENAISSANCE TRADING TECHNOLOGIES, LLC

                       CONVERTIBLE SECURED PROMISSORY NOTE

NEITHER  THIS  NOTE  NOR THE  LIMITED  LIABILITY  COMPANY  UNITS  ISSUABLE  UPON
CONVERSION  HAVE BEEN  REGISTERED  UNDER THE  SECURITIES ACT OF 1933, AS AMENDED
("ACT"),  OR UNDER  ANY  STATE  SECURITIES  LAW AND SUCH  SECURITIES  MAY NOT BE
PLEDGED,   SOLD,  ASSIGNED  OR  TRANSFERRED  IN  THE  ABSENCE  OF  AN  EFFECTIVE
REGISTRATION  STATEMENT  WITH RESPECT  THERETO UNDER THE ACT AND ANY  APPLICABLE
STATE  SECURITIES  LAW,  OR UNLESS THE  COMPANY  RECEIVES AN OPINION OF COUNSEL,
SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED.

$1,500,000                                                 As of October 2, 2002

FOR VALUE RECEIVED,  RENAISSANCE TRADING  TECHNOLOGIES,  LLC, a Delaware limited liability company (the "Company"),  promises to pay to the order of NYFIX, INC., a New York corporation  (the "Holder"),  on the earlier to occur of (i) the five year anniversary of the date hereof (the "Maturity  Date"),  or (ii) an Event of
Default (as defined in Section 1 below),  unless this Note is converted prior to such dates pursuant to Section 3 below, the principal amount of ONE MILLION FIVE
HUNDRED  THOUSAND DOLLARS  ($1,500,000),  in such coin or currency of the United
States  of  America  as at the time of  payment  shall be legal  tender  for the payment of public or private debts, together with interest on the unpaid balance of said principal  amount from time to time  outstanding at the rate of five and one-half percent (5 1/2%) per annum.

If any payment hereunder becomes due and payable on a Saturday,  Sunday or legal holiday under the laws of the United States of America or the State of New York,
or both,  the due date  thereof  shall be  extended  to the next  business  day.
Payments of principal and interest are to be made at the address provided herein for the Holder (or at such other  place as the Holder  shall have  notified  the
Company in writing at least five (5) days before such payment is due) or by wire transfer pursuant to the Holder's written instructions.

     1.  EVENTS OF  DEFAULT.  (a) Upon the  occurrence  of any of the  following events (herein called "Events of Default"):

          (i) The Company shall fail to pay the principal of or interest on this
     Note on the Maturity Date;

          (ii) (A) The Company  shall  commence any  proceeding  or other action
     relating  to  it  in  bankruptcy  or  seek   reorganization,   arrangement,
     readjustment  of  its  debts,   receivership,   dissolution,   liquidation,

     winding-up,  composition or any other relief under any  bankruptcy  law, or under  any  other  insolvency,  reorganization,  liquidation,  dissolution, arrangement,  composition, readjustment of debt or any other similar act or law, of any jurisdiction,  domestic or foreign,  now or hereafter existing;
     or (B) the Company shall admit the material  allegations of any petition or pleading in connection with any such  proceeding;  or (C) the Company shall apply for,  or consent or  acquiesce  to, the  appointment  of a  receiver, conservator,  trustee or similar officer for it or for all or a substantial part of its property;  or (D) the Company  shall make a general  assignment for the benefit of creditors;

          (iii) (A) The  commencement  of any  proceedings  or the taking of any other action  against the Company in bankruptcy or seeking  reorganization,
     arrangement,   readjustment   of  its  debts,   liquidation,   dissolution,
     arrangement,  composition,  or any other relief under any bankruptcy law or any other similar act or law of any jurisdiction,  domestic or foreign, now or hereafter existing;  or (B) the appointment of a receiver,  conservator, trustee or similar officer for the Company for any of its property;  or (C)
     the  issuance  of a warrant of  attachment,  execution  or similar  process against any of the property of the Company;

          (iv) The  Company  shall  fail to comply  with any of its  obligations under this Note, which failure shall continue uncured for five (5) business days after notice thereof to the Company;

          (v) The Company  shall  default with respect to any  indebtedness  for borrowed money (other than under this Note or otherwise related to payments due the Holder under any other agreement) with a principal amount in excess of $75,000 if either (a) the effect of such  default is to  accelerate  the maturity  of such  indebtedness  (giving  effect  to any  applicable  grace periods) or (b) the holder of such indebtedness  declares the Company to be in default (giving effect to any applicable grace periods); or

          (vi) Any judgment or judgments  against the Company or any attachment, levy or execution against any of its properties for any amount in excess of
     $75,000 in the  aggregate  shall remain  unpaid,  or shall not be released, discharged,  dismissed,  stayed or fully bonded for a period of thirty (30)
     days or more after its entry, issue or levy, as the case may be;

then,  and in any such event,  the Holder,  at the  Holder's  option and without written notice to the Company,  may declare the entire  principal amount of this
Note then outstanding  together with accrued unpaid interest thereon immediately due and payable, and the same shall forthwith become immediately due and payable without presentment,  demand, protest, or other notice of any kind, all of which are  expressly  waived.  The Events of Default  listed herein are solely for the purpose of  protecting  the interests of the Holder of this Note. If the Note is not paid in full upon acceleration,  as required above, interest shall accrue on the  outstanding  principal  of and  interest  on this Note from the date of the

Event of Default up to and  including the date of payment at a rate equal to the lesser  of  twelve  percent  (12.0%)  per  annum or the  maximum  interest  rate permitted by applicable law.

                        (b) NON-WAIVER AND OTHER REMEDIES.  No course of dealing
or  delay  on the  part of the  Holder  of this  Note in  exercising  any  right hereunder  shall  operate as a waiver or  otherwise  prejudice  the right of the
Holder of this Note. No remedy  conferred hereby shall be exclusive of any other remedy  referred to herein or now or hereafter  available at law, in equity,  by statute or otherwise.

                        (c) COLLECTION COSTS; ATTORNEY'S FEES. In the case of an
Event of Default, if this Note is turned over to an attorney for collection, the
Company agrees to pay all reasonable costs of collection,  including  reasonable attorney's  fees and expenses  and all  out-of-pocket  expenses  incurred by the
Holder in connection  with such  collection  efforts,  which amounts may, at the
Holder's option, be added to the principal hereof.

            2. CANCELLATION. Upon full satisfaction of the Company's obligations hereunder,  the Holder  shall  promptly  deliver or cause to be delivered to the
Company this Note for cancellation.

            3.  CONVERSION.  (a) Following the twelve month  anniversary  of the date of this Note, the Holder has the right, at the Holder's option, at any time prior to payment in full of the  principal  and accrued  interest due under this
Note, to convert the outstanding  principal  amount of this Note, into 6,400,000 fully paid and non-assessable  units of membership interests of the Company (the
"Units"),  subject  to  adjustment  for  all  splits,  combinations,  dividends, recapitalizations  and the like on the Company's  Units.  Upon  conversion,  the
Company  shall pay to the Holder a cash  amount  equal to all accrued and unpaid interest on this Note as of such date.

                        (b) Upon conversion of this Note under Section 3(a), the
Holder  shall  surrender  this Note to the Company.  As promptly as  practicable after the  conversion  of this Note,  the Company at its expense  will issue and deliver  to the  Holder a  certificate  or  certificates  for the number of full shares of Units issuable upon such  conversion.  Such conversion shall be deemed to have been made immediately  prior to the close of business on the date of the surrender of this Note, and the person or persons  entitled to receive the Units issuable  upon such  conversion  shall be treated for all purposes as the record holder or holders of such Units as of such date.

            4. PURCHASE OPTION. As additional consideration for making this loan to the Company,  the Holder is hereby  granted the option to purchase the number of Units equal to the amount of the Units  repurchased  by the Company  from the
Company's  members  pursuant to Section 14.3 of the Amended and Restated Limited
Liability Operating Agreement of the Company of even date herewith,  in exchange for a payment  by the  Holder to the  Company  equal to such  Units'  book value
(defined as the  Company's  members  equity as  determined  in  accordance  with accounting principles generally accepted in the United States of America divided by the number of Units  outstanding  at the time) as of the end of the Company's most recent quarter-end.

            5. GRANT OF SECURITY INTEREST.  (a) The Company hereby grants to the
Holder a first priority  security  interest in all of the intellectual  property rights transferred from the Holder to the Company set forth on Schedule I hereto
(the "Intellectual Property"), in order to secure the payment and performance in full of all  obligations  of the Company now or  hereafter  existing  under this
Note. The security interest granted herein will terminate (and all rights to the
Intellectual  Property  will  revert  to  the  Company)  upon  the  payment  and performance in full of all such obligations or the exercise by the Holder of the conversion option set forth in Section 3(a) above.

                        (b) At any time and from time to time,  the  Company (at
the  Company's   expense)   will  promptly   execute  and  deliver  all  further
instruments,  and will  take  all  further  action,  that  may be  necessary  or desirable,  or that the Holder may reasonably  request,  in order to perfect and protect any security  interest  granted or purported to be granted  hereby or to enable the Holder to exercise and endorse its rights and remedies hereunder with respect to the Intellectual Property.

            6.  PREPAYMENTS.  The  Company  shall not prepay any  portion of the principal of this Note without the prior written consent of the Holder.

            7. REQUIRED CONSENT.  The Company may not modify any of the terms of this Note without the prior written consent of the Holder.

            8. LOST DOCUMENTS. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Note or any Note exchanged for it, and (in the case of loss, theft or destruction) of indemnity satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of such Note, if mutilated, the Company will make and deliver in lieu of such Note a new Note of like tenor and unpaid principal amount and dated as of the original date of the Note.

            9. MISCELLANEOUS.

                        9.1  SEVERABILITY.  In  case  any  one  or  more  of the
provisions contained in this Note should be invalid, illegal or unenforceable in any  respect,  the  validity,  legality  and  enforceability  of  the  remaining provisions  contained  herein  shall  not in any  way be  affected  or  impaired thereby.

                        9.2  NOTICES  AND   ADDRESSES.   All  notices,   offers,
acceptances  and any other  acts under this Note  (except  payment)  shall be in writing,  and shall be  sufficiently  given if  delivered  to the  addressee  in person, by Federal Express or similar receipted delivery,  by facsimile delivery or, if mailed, postage prepaid, by certified mail, return receipt requested,  as follows:

    To Holder:             NYFIX, Inc.
                           Stamford Harbor Park
                           333 Ludlow Street
                           Stamford, Connecticut 06902
                           Attn:  Peter K. Hansen, CEO
                           Fax:  (203) 425-8100

    With a copy to:        Olshan Grundman Frome Rosenzweig & Wolosky LLP
                           505 Park Avenue
                           New York, New York 10002
                           Attn:  Benjamin S. Reichel, Esq.
                           Fax:  (212) 935-1787

    To the Company :       Renaissance Trading Technologies, LLC
                           44 Wall Street
                           New York, New York 10005
                           Attn:  Edward Brandman, CEO
                           Fax:  (212) ______________

    With a copy to:        Hogan & Hartson LLP
                           555 13th Street, NW
                           Washington, DC 20004
                           Attn:  John Beckman, Esq.
                           Fax:  (202) 637-5464

or to such other address as any of them, by notice to the others may designate from time to time. Time shall be counted to, or from, as the case may be, the delivery in person or five (5) business days after mailing.

                        9.3   GOVERNING   LAW.   This  Note  and  any   dispute,
disagreement,  or issue of construction  or  interpretation  arising  hereunder, whether  relating to its  execution,  its  validity,  the  obligations  provided therein or performance,  shall be governed and interpreted  according to the law of the State of New York.

                        9.4  BINDING  EFFECT;  ASSIGNMENT.  This  Note  and  the
various rights and obligations  arising  hereunder shall inure to the benefit of and be binding  upon the  parties  hereto and their  respective  successors  and permitted  assigns.  Neither  this  Note  nor any of the  rights,  interests  or obligations  hereunder  shall be transferred or assigned (by operation of law or otherwise)  by the  Company  without  the prior  written  consent of the Holder.

Neither  this Note nor any of the rights,  interests  or  obligations  hereunder shall be  transferred  or assigned  (by  operation of law or  otherwise)  by the
Holder without the prior written  consent of the Company,  except that this Note may be assigned by the Holder to any entity in which NYFIX,  Inc.  owns at least an 80% direct or indirect equity interest.  Any transfer or assignment of any of the rights,  interests or obligations hereunder in violation of the terms hereof shall be void and of no force or effect.

                        9.5 JURISDICTION  AND VENUE.  Each of the Holder and the
Company (i) agree that any legal suit,  action or  proceeding  arising out of or relating to this Note shall be instituted exclusively in the courts of the State of New York,  (ii) waive any objection to the venue of any such suit,  action or proceeding  and the right to assert that such forum is not a  convenient  forum, and (iii) irrevocably  consent to the jurisdiction of the courts of the State of
New York in any such suit, action or proceeding, and further agree to accept and acknowledge service of any and all process which may be served in any such suit, action or  proceeding  and agree that  service of  process  upon them  mailed by certified mail to their  respective  addresses  shall be deemed in every respect effective service of process upon them in any such suit, action or proceeding.

                        9.6 SECTION HEADINGS.  Section headings herein have been
inserted  for  reference  only and shall  not be  deemed  to limit or  otherwise affect,  in any matter, or be deemed to interpret in whole or in part any of the terms or provisions of this Note.

                        IN WITNESS WHEREOF, the Company has caused this Note to
be made and issued in its name on the date specified above by the duly authorized representative of the Company.

                                         RENAISSANCE TRADING TECHNOLOGIES, LLC

                                         By:  /s/ Daniel J. Ryan
                                              ----------------------------------
                                               Name:  Daniel J. Ryan
                                               Title:  EVP and CFO

                                   SCHEDULE I

                          List of Intellectual Property

"Renaissance" is the Nasdaq Market Making /Trading system that was developed at
Robertson Stephens as an alternative to the existing vendor supplied system.

    The basic scope of the Renaissance system can be summarized as follows:

          *  Order Management and Routing
          *  Execution Management/AutoEx
          *  Position Management
          *  Real-time P&L
          *  Quote Management
          *  Nasdaq Compliance Rules

    The Source Code and Supporting Documentation consists of the following:

          *  All software versions for all platforms and operating environments
          *  All specifications, technical or
             programmers' notes, source code annotations,
             user guides, manuals, files, instructions,
             software architecture designs, flowcharts,
             plans, drawings, diagrams, and documentation
             that are exclusively related to the Software